UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 15, 2014

MTS SYSTEMS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MINNESOTA	0-2382	41-0908057
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

14000 TECHNOLOGY DRIVE, EDEN PRAIRIE, MN 55344

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(952) 937-4000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 15, 2014, MTS Systems Corporation (the “Company”) announced that it has appointed John V. Emholz to the position of Senior Vice President and General Manager, MTS Sensors. Mr. Emholz’s appointment is effective January 5, 2015.

Mr. Emholz, 51, joins the Company from Danfoss Power Solutions where he served as Vice President of the Electronics Business Unit from April 2007 to the present.

In connection with Mr. Emholz’s appointment as Senior Vice President and General Manager, MTS Sensors, the Company entered into a letter agreement with him dated December 9, 2014 (the “Letter Agreement”), that provides for an annual salary of $310,000; a cash signing bonus of $50,000 and an equity signing bonus consisting of the grant of restricted stock units equal to $25,000. Mr. Emholz will also be eligible to participate in the MTS Executive Variable Compensation Plan with a target amount equal to 45% of his base salary, pro-rated for the fiscal year ending September 26, 2015. In the Letter Agreement, Mr. Emholz is promised the grant of equity equal to $165,000, comprised of restricted stock units and stock options, to be granted the 15th of the month following his start date. Mr. Emholz will relocate to Cary, NC and, in connection with such relocation, will receive a relocation bonus of $46,000 and relocation assistance in the amount of $20,000. Mr. Emholz will also participate in the Executive Severance Plan and the Executive Change in Control Severance Plan.

There are no family relationships between Mr. Emholz and any other executive officer or director of the Company that require disclosure under Item 401(d) of Regulation S-K. Other than the Letter Agreement, there are no transactions between Mr. Emholz or any member of his immediate family and the Company or any of its subsidiaries that require disclosure under Item 404(a) of Regulation S-K.

A press release dated December 15, 2014 in connection with the appointment of Mr. Emholz is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished herewith:

10.1	Letter Agreement, dated December 9, 2014, by and between MTS Systems Corporation and John Emholz
99.1	Press release dated December 15, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTS SYSTEMS CORPORATION (Registrant)
Date: December 15, 2014	By:	/s/ Susan E. Knight
Susan E. Knight Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title
10.1	Letter Agreement, dated December 9, 2014, by and between MTS Systems Corporation and John Emholz
99.1	Press Release dated December 15, 2014